LATMSUM

MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF

Ticker: LATM
Principal U.S. Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS  MAY 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.vaneck.com/library/etfs/. You can also get this information at no cost by calling 888.MKT.VCTR, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2011, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

Market Vectors Latin America Small-Cap Index ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors Latin America Small-Cap Index (the “LatAm Small-Cap Index”).

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Other Expenses	2.37%

Total Annual Fund Operating Expenses(a)	2.87%
Fee Waivers and Expense Reimbursement(a)	2.24%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(a)	0.63%

(a)

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.63% of the Fund’s average daily net assets per year until May 1, 2012. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES

1	$64
3	$676
5	$1,315
10	$3,033

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example,

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may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fund’s benchmark index is comprised of securities of Latin American small-capitalization companies. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

The Fund, using a “passive” or indexing investment approach, will attempt to approximate the investment performance of the LatAm Small-Cap Index by investing in a portfolio of securities that generally replicates the LatAm Small-Cap Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the LatAm Small-Cap Index before fees and expenses will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may also utilize convertible securities and participation notes to seek performance that corresponds to the LatAm Small-Cap Index.

The Fund may concentrate its investments in a particular industry or group of industries to the extent that the LatAm Small-Cap Index concentrates in such industry or group of industries. As of March 31, 2011, the following industries represent a significant portion of the LatAm Small-Cap Index: basic materials, consumer discretionary and industrials.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Special Risk Considerations of Investing in Latin America. Investments in securities of Latin American issuers involve special considerations not typically associated with investments in securities of issuers located in the United States. The economies of certain Latin American countries have, at times, experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region.

Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many Latin American countries has lessened, there is no guarantee it will remain at lower levels.

The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption in securities markets in the region.

The economies of Latin American countries are generally considered emerging markets and can be significantly affected by currency devaluations. Certain Latin American countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.

Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and a rescheduling of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Risks of Investing in the Basic Materials Sector. To the extent the LatAm Small-Cap Index includes securities of issuers in the basic materials sector, the Fund will invest in companies in such sector. As such, the Fund is subject to the risks faced by companies engaged in the production and distribution of basic materials.

Risks of Investing in the Consumer Discretionary Sector. To the extent the LatAm Small-Cap Index includes securities of issuers in the consumer discretionary sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the consumer discretionary sector.

Risk of Investing in the Industrials Sector. To the extent the LatAm Small-Cap Index includes securities of issuers in the industrials sector, the Fund will invest in companies in such sector. As such, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the industrials sector.

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Market Risk. The prices of the securities in the Fund are subject to the risk associated with investing in the stock market, including general economic conditions and sudden and unpredictable drops in value. An investment in the Fund may lose money.

Index Tracking Risk. The Fund’s return may not match the return of the LatAm Small-Cap Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the LatAm Small-Cap Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the LatAm Small-Cap Index and raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein). In addition, the Fund may not be able to invest in certain securities included in the LatAm Small-Cap Index, or invest in them in the exact proportions they represent of the LatAm Small-Cap Index, due to legal and regulatory rules and limitations imposed by certain Latin American countries. The Fund is expected to calculate its NAV based on fair value prices for all of the securities held by the Fund except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV. To the extent the Fund calculates its NAV based on fair value prices and the value of the LatAm Small-Cap Index is based on the securities’ closing price on local foreign markets (i.e., the value of the LatAm Small-Cap Index is not based on fair value prices), the Fund’s ability to track the LatAm Small-Cap Index may be adversely affected.

Replication Management Risk. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the LatAm Small-Cap Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Therefore, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Risk of Investing in Small-Capitalization Companies. Small-capitalization companies may be more volatile and more likely than large- and medium-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in stocks of small-capitalization companies could trail the returns on investments in stocks of larger companies. As of the date of this Prospectus, the LatAm Small-Cap Index included 113 securities of companies with a market capitalization range of between approximately $100 million and $3 billion with an average market capitalization of $1.1 billion. These amounts are subject to change.

Non-Diversified Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single company represented in the LatAm Small-Cap Index. As a result, the gains and losses on a single security may have a greater impact on the Fund’s NAV and may make the Fund more volatile than diversified funds.

Concentration Risk. The Fund’s assets may generally be concentrated in a particular sector or sectors or industry or group of industries to the extent the LatAm Small-Cap Index concentrates in such sectors or industries. In addition, the Fund’s assets will be concentrated in Latin America. To the extent that the Fund’s investments are concentrated in a particular sector, industry or country, the Fund will be susceptible to loss due to adverse occurrences affecting that sector, industry or country.

PERFORMANCE

The Fund commenced operations on April 6, 2010 and therefore does not have a performance history for a full calendar year. Visit www.vaneck.com/etf for current performance figures.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund

Hao-Hung (Peter) Liao	Portfolio Manager	April 2010
George Cao	Portfolio Manager	April 2010

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PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems Shares at NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. A Creation Unit consists of 50,000 Shares.

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers. Shares of the Fund are listed on NYSE Arca, Inc. (“NYSE Arca”) and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

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(05/11)